SLM CORPORATION Q4 2012 Investor Presentation FEBRUARY 27, 2013 Exhibit 99.1

Forward-Looking Statements; Non-GAAP Financial Measures

The following information is current as of February 27, 2013 (unless otherwise noted) and should be read in connection with SLM Corporation’s Annual Report on Form 10-K for the year ended December 31,
2012 (the “2012 Form 10-K”) and subsequent reports filed with the Securities and Exchange Commission (the “SEC”). Definitions for capitalized terms in this presentation not defined herein can be found in the 2012 Form 10-K (filed with the SEC on February 26, 2013).
This Presentation contains forward-looking statements and information based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our opinions, beliefs or expectations and statements that assume or are dependent upon future events, are forward-looking statements. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that may cause actual results to be materially different from those reflected in such forward-looking statements. These factors include, among others, the risks and uncertainties set forth in Item 1A “Risk Factors” and elsewhere in the 2012 Form 10-K, the Company’s, first, second and third quarter Forms 10-Q and subsequent filings with the SEC; increases in financing costs; limits on liquidity; increases in costs associated with compliance with laws and regulations; changes in accounting standards and the impact of related changes in significant accounting estimates; any adverse outcomes in any significant litigation to which we are a party; credit risk associated with our exposure to third parties, including counterparties to our derivative transactions; and changes in the terms of student loans and the educational credit marketplace (including changes resulting from new laws and the implementation of existing laws). We could also be affected by, among other things: changes in our funding costs and availability; reductions to our credit ratings or the credit ratings of the United States of America; failures of our operating systems or infrastructure, including those of third-party vendors;
damage to our reputation; failures to successfully implement cost-cutting and restructuring initiatives and adverse effects of such initiatives on our business; changes in the demand for educational financing or in financing preferences of lenders, educational institutions, students and their families; changes in law and regulations with respect to the student lending business and financial institutions generally; increased competition from banks and other consumer lenders; the creditworthiness of our customers; changes in the general interest rate environment, including the rate relationships among relevant money-market instruments and those of our earning assets versus our funding arrangements; changes in general economic conditions; our ability to successfully effectuate any acquisitions and other strategic initiatives; and
changes in the demand for debt management services. The preparation of our consolidated financial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect. All forward-looking statements contained in this Presentation are qualified by these cautionary statements and are made only as of the date of this Presentation. We do not undertake any obligation to update or revise these forward-looking statements to conform the statement to actual results or changes in our expectations.
The Company reports financial results on a GAAP basis and also provides certain core earnings performance measures. The difference between the Company’s core earnings and GAAP results for the periods presented were the unrealized, mark-to-market gains/losses on derivative contracts and the goodwill and acquired intangible asset amortization and impairment. These items are recognized in GAAP but not in core earnings results. The Company provides core earnings measures because this is what management uses when making management decisions regarding the Company’s performance and the allocation of corporate resources. The Company’s core earnings are not defined terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For additional information, see
“Core Earnings — Definition and Limitations” in the Company’s 2012 Form 10-K for a further discussion and a complete reconciliation between GAAP net income and core earnings.

SLM Corporation
SLM Corporation Overview Page 4
The U.S. Student Loan Market Page 11
Credit Quality Page 19
Servicing: A Competitive Advantage Page 28
Funding Diversity and Liquidity Page 32
Risk-Adjusted Capital Page 42
FFELP ABS Appendix Page 45
Private Education Loan ABS Appendix Page 50
SLM Appendix Page 71

SLM Corporation Overview 4

company with 40-years of leadership in the
education lending market
U.S. for FFELP ¹ and Private Education Loans
approximately $257 billion in loans, as of December
31, 2012
for the Department of Education (“ED”), as of
December 31, 2012
scale and a broad franchise, traded on the
NASDAQ (ticker: SLM)
insured or guaranteed, as of December 31, 2012
SLM Corporation
1
Federal Family Education Loan Program (“FFELP”).

#1 saving, planning and paying for education
#1 servicer and collector of student loans in the
Serving 25 million unique customers and
Servicing for third parties, including 4.3 million loans
Fully independent private sector company with
$163 billion student loan portfolio, 77% of which is

As of December 31, 2012
Net of provision
A Brief Corporate History
As of February 22, 2012

1965
1972
1996
2004
2008
2009
2010
• Congress creates the Guaranteed Student Loan Program, currently known as FFELP
• Congress establishes, as a GSE, the Student Loan Marketing Association or
“Sallie Mae”
• Privatization of Sallie Mae approved by Congress, SLM Corporation holding company created
• GSE dissolved… SLM Corporation becomes a fully independent, private sector corporation
• Challenging economy; U.S. Government support of FFELP, private education lending curtailed
• SLM wins 5 year contract to service for US Dept Education
• Smart Option private loan introduced
• FFELP eliminated in legislative reform July 2010
• SLM acquires $25 billion FFELP portfolio from Student Loan Corporation
Loan Portfolio
Loan Type
$billions %
SLM  Corporate Debt Ratings
FFELP Loans
Private Education
Total Portfolio
$125.6
$36.9
$162.5 100%
23%
77%
Moody’s
S & P Fitch
Ba1 BBB-
BBB-
Not-Prime
Stable
Neg. Stable
A-3 F3
Long-
Term
Short-
Term
Outlook

Q4 12 “Core Earnings” Summary
*
($ millions, except per share amounts) Q4 12 Q4 11 2012 2011
EPS (Reported) $0.55 $0.51 $2.16 $1.83
Net Income $257 $268 $1,062 $977
Net Interest Income $714 $773 $2,818 $3,064
Loan Loss Provision $314 $292 $1,080 $1,295
Fee and Other Income - Excluding Debt Repurchase Gains $201 $188 $780 $767
Debt Repurchase Gains $43 $0 $145 $64
Operating Expenses $252 $243 $996 $1,100
Average Student Loans $164,800 $176,567 $169,815 $180,064
* For a GAAP to “Core Earnings” reconciliation, see slide 72

Consumer Lending Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q412 Q411 2012 2011
Private Originations $514 $457 $3,345 $2,737
Average Private Education Loans $37,926 $37,259 $37,691 $36,955
Net Interest Income after Provision - Private $123 $162 $655 $455
Net Interest Margin - Private Education 4.07% 4.16% 4.13% 4.09%
Operating Expenses $65 $67 $265 $304
OpEx Annualized as a % of Average Private Education Loans 0.68% 0.72% 0.70% 0.82%
Net Income $46 $63 $278 $128

(1)
Includes non-GAAP adjustments of 0.05%, 0.13%, 0.10%, and 0.08%, respectively, related to the accounting for derivative instruments.
(1)

FFELP Loan Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q4 12 Q4 11 2012 2011
Average FFELP Loans $126,874 $139,308 $132,124 $143,109
Net Interest Income after Provision - FFELP $279 $337 $1,092 $1,361
Net Interest Margin - FFELP 0.89% 0.97% 0.84% 0.98%
Operating Expenses $165 $185 $702 $760
OpEx Annualized as a % of Average FFELP Loans 0.52% 0.53% 0.53% 0.53%
Net Income $89 $109 $307 $434
(1)Includes non-GAAP adjustments of (0.37%), (0.33%), (0.31%) and (0.34%), respectively, related to the accounting for derivative instruments.

(1)

Three Aspects of the SLM Business Model
– Largest originator of Private Education Loans
– Significant long term value
– High quality loan originations growing in double digits
– Growing net income
– Businesses include loan servicing and collections for Department of
Education, payment processing for colleges and universities and 529 savings plan servicing
– ABS servicing cash flows are super senior
– Opportunities exist to expand services provided, including industry consolidation
– Efficient cost structure and top performer
– Existing portfolios generating substantial income and cash flow
– Residuals stable due to minimal credit and interest rate risk
– Actively seeking to acquire additional FFELP loan portfolios
Consumer Lending
Business Services
FFELP Loan Portfolio

The U.S. Student Loan Market 11

Favorable Student Loan Market Trends
Source: Trends in College Pricing.©
2012 The College Board,. www.collegeboard.org,
Note: Academic years, average published tuition, fees, room and board charges at four-year institutions;
enrollment-weighted
Higher Education Enrollment (millions)
Source: U.S. Department of Education, National Center for Education Statistics, Integrated Postsecondary Education
Data System (IPEDS), "Fall Enrollment Survey" (IPEDS-EF:90-99), and Spring 2001 through Spring 2011,
Enrollment component; and Enrollment in Degree-Granting Institutions Model, 1980–2010.
Note: Total enrollment in all degree-granting institutions; middle alternative projections for 2010 onward
Annual Cost of Education ($ thousands)

19.1
20.4
21.0
21.3
21.6
21.8
22.0
22.3
22.5
22.8
23.2
23.6
23.9
24.1
2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021
$27.5
$28.7
$30.5
$32.0
$33.8
$35.1
$36.5
$38.0
$39.5
11.4
12.1
12.8
13.6
14.4
15.2
16.2 17.1
17.9
2013 2012 2011 2010 2009 2008 2007 2006 2005
Public Private
75.8
94.5
104.3
108.9
114.7
120.8
127.4
134.4
141.8
2008 2009 2010 2011 2012 2013 2014 2015 2016
100,000
90,000
80,000
70,000
60,000
50,000
40,000
30,000
20,000
10,000
0
Less than H.S. High school Some college Associate Bachelor’s Master’s Doctorate Professional
14%
12%
10%
8%
6%
4%
2%
0%
Unemployment
Average annual income
Federal Student Loan Origination Volume ($ billions)
Relationship Between Higher Education, Income and Employment
Source:  U.S. Bureau of Labor Statistics, Current Population Survey, 2012 Annual Social and Economic
Supplement. Represents median earnings for a full time, year-round worker over age 25. Unemployment data as of Annual Average 2012.  Represents unemployment for civilian non-institutional population over age 25.
Source: President’s 2013 Budget.  Net commitments by fiscal year
Note: Excludes consolidation volume

1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

College Grads Experience Lower Levels of Unemployment
Source:  U.S. Bureau of Labor Statistics as of 12/31/2012
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
Total Unemployment Rate
0.0%
Unemployment Rate with a Bachelor’s Degree or Higher

Private Education Loans – High Quality Originations
Originations of $2.3 bn in 2010 had an average winning FICO of 739 and 89% were cosigned.
Originations of $2.7 bn in 2011 had an average winning FICO of 748 and 91% were cosigned.
$500
$250
$750
$1,000
$1,250
$1,500
$0
3Q10 4Q10 1Q11
2Q11
3Q11 4Q11 1Q12 2Q12 3Q12
Originations Year over Year Growth
-20%
40%
30%
20%
10%
0%
-10%

Originations of $3.3 bn in 2012 had an average winning FICO of 748 and 90% were cosigned.
4Q12

– $37 billion portfolio
– 23% of SLM’s total student loan portfolio
– Approximately 65% of portfolio has a cosigner, typically a parent
– Loans originated since 2009 are approximately 90% cosigned with average FICO scores above 740
– Higher education loans typically non-dischargeable in bankruptcy
– Integrated underwriting, servicing and collections
SLM’s Private Education Loan Portfolio
As of December 31, 2012

?
Private Education Loan Portfolio Characteristics

balance their goals and budget while in school
– Interest Only - Requires interest only payment during in-school period
– Fixed Repayment - Requires $25 monthly payments during in-school period
– Deferred Repayment – Allows the customer to defer payments while in-school education expenses
SLM’s Private Education Smart Option Student Loan Products
Smart Option Student Loan product offers three repayment choices designed to help borrowers
Variable and Fixed Interest Rate Options
Repayment term is driven by cumulative amount borrowed and grade level
Full communication with customers during in-school period
Full collection activities are employed at both the customer and cosigner level
All loans are certified by the school’s financial aid office to ensure that proceeds are used for

Private Education Loan products bridge the funding gap between the cost of a college education and funds available through U.S. Department of Education (ED) programs, grants, and other sources
Estimates for academic year 2011-12 project that 21 million students will enroll in higher education and incur costs of over $436 billion; $7 billion of which is funded by private education loans
Role of Private Education Loans
Cost of College (Based on a Four-Year Term)
Total Cost of Education (in billions)
2011/2012 Academic Year
Source: U.S. Department of Education, President’s 2013 Budget  & Company analysis
$78,299
$17,125 $17,125
$19,003
$124,884
$41,544
$27,000 $27,000
Full-Time Full-Time Full-Time Full-Time
Private School Public School Private School Public School
ED Lending Limit Cost of attendance gap
Family
Contributions
Private
Education
Loans
Federal
Grants
$200
$116
$113
$7
Cost of
attendance
gap
Cost of
attendance
gap
$95,424
$36,128
$68,544
$151,884

AY
2001-2002
AY
2011-2012
Source: Trends in College Pricing.© 2012 The College Board,. www.collegeboard.org,
U.S. Department of Education 2012

Private Education Loan Industry Originations
Source: Trends in Student Aid.©
2012 The College Board,. www.collegeboard.org,
industry data is preliminary. Based on current dollars. Data reported by academic year, SLM quarterly data converted to academic year basis.
increase in federal student loan limits, an overall increase in the use of federal student loans, an increase in federal grants, and tighter underwriting standards.
2011-12 academic year market share approximately 47%
Private Education Loan originations declined from their peak as a result of an
SLM vs. Industry Originations
(billions)
$3.8
$11.6
$4.8
$15.5
$7.1
$18.5
$7.7
$21.1
$22.9
$7.7
$4.8
$10.6
$2.3
$7.1
$2.5
$6.2
$3.0
$6.4
03-04 04-05 05-06 06-07 07-08 08-09 09-10 10-11 11-12
SLM Total Market

Credit Quality 19

Low Risk = Smart Option, Legacy Traditional Cosigned, and Law/MBA/MED/CT/Other
Moderate Risk = Legacy Traditional Non-Cosigned
Elevated Risk = Non-Traditional
Consumer Lending Segment – High Quality Portfolio
15.1%
13.9%
11.8%
10.5%
9.4%
8.3%
27.8%
27.7%
27.4%
26.5%
25.1%
23.0%
57.1%
58.4%
60.8%
63.0%
65.5%
68.6%
Private Credit: % of Portfolio Outstandings by Segment
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
25%
20%
15%
10%
5%
0%
Dec. 07    Dec. 08    Dec. 09     Dec. 10    Dec. 11    Dec. 12
2007   2008     2009   2010    2011   2012
Low Risk   Moderate Risk
Elevated Risk
Low Risk
Moderate Risk
Elevated Risk
Overall
Portfolio
Private Credit Charge-off Rate by Segment
9.4%
10.3%
21.2%
17.1%
12.4%
10.9%
0.9%
1.0%
2.5%
2.4%
1.9%
2.8%
6.7%
6.7%
5.5%
5.4%
1.8%
1.7%
2.5%
2.9%
6.0%
5.0%
3.7%
3.4%

+
=
Private Education
Loans
(2)
22%
Charge-Offs
(1)
= 0.07%
Charge-Offs
(1)
= 2.75%
Total Charge-Offs
(1)
= 0.66%
(1) All data as of Year Ended December 31, 2012. Annualized FFELP charge-offs as a percentage of average FFELP Loans. Annualized Private Education Loan charge-offs as a percentage of average Private Education Loans. Annualized total charge-offs as a percentage of average FFELP Loans and Private Education Loans.
(2) Percentages of total student loan portfolio based upon average portfolio balances.
Loan Losses
(2)
(2)
Student Loan Portfolio
U.S. Government
Guaranteed Loans
78%

Percent of Total Defaults

Percent of Total Defaults

Private Credit Default Performance
Historical Defaults by Payments Made
Historical Defaults by Months in Repayment
The probability of default substantially diminishes as the number of payments and years of seasoning increases
As of December 31, 2012
100%
50%
0%
12
24 36 48
60 72 84 96 108 120 132 144 156 168
180
12
24 36 48
60 72 84 96 108 120 132 144 156 168
180
100%
50%
0%
8% 8%
14%
22%
17%
39%
14%
52%
63%
10%
8%
71%
6%
77%
82%
5%
4%
86%
3%
89%
91%
3%
2%
94%
2% 2%
96% 98%
100%
2%
Months Since Repayment Begin Date
# Payments Made
Defaults Per Payments Made Cumulative Defaults
Defaults Per Months Since Repayment Begin Date Cumulative Defaults
59% 59%
11%
70%
7%
77%
5%
82%
85%
4%
3%
88%
3%
91% 93%
2%
2%
95%
1%
96%
97%
1%
1%
98%
1% 0%
99% 99% 100%
1%

Private Education Loan Portfolio Performance
(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
Q412 Q312 Q212 Q112 Q411
Charge-offs - Traditional Portfolio
(1) 3.4% 2.6% 2.5% 2.3% 2.7%
Charge-offs - Non-Traditional Portfolio
(1) 13.2% 10.5% 9.8% 10.3% 11.9%
Charge-offs - Total Portfolio
(1) 4.2% 3.2% 3.1% 3.0% 3.5%
90+ Day Delinq as a % of Repay - Traditional Portfolio 3.9% 4.4% 3.7% 3.6% 4.0%
90+ Day Delinq as a % of Repay - Non-Traditional Portfolio 12.6% 14.6% 12.6% 12.5% 13.6%
90+ Day Delinq as a % of Repay - Total Portfolio 4.6% 5.3% 4.5% 4.4% 4.9%
Forb as a % of Forb & Repay - Traditional Portfolio 3.3% 3.1% 4.1% 4.1% 4.2%
Forb as a % of Forb & Repay - Non-Traditional Portfolio 5.1% 5.0% 6.4% 6.8% 6.6%
Forb as a % of Forb & Repay - Total Portfolio 3.5% 3.2% 4.3% 4.3% 4.4%
Allowance as a % of Loans in Repay - Traditional Portfolio 5.7% 5.8% 5.7% 5.8% 5.6%
Allowance as a % of Loans in Repay - Non-Traditional Portfolio 20.7% 21.5% 22.5% 22.8% 23.1%
Allowance as a % of Loans in Repay - Total Portfolio 6.9% 7.1% 7.1% 7.2% 7.2%

Traditional Loans with a Cosigner Q412 Q312 Q212 Q112 Q411
Outstanding Balance as a % of Total
62% 62% 60% 60% 59%
90+ Delinquency as a % of Repayment
2.9% 3.2% 2.7% 2.6% 2.9%
Forbearance as a % of Repayment & Forbearance
3.3% 2.9% 3.8% 3.7% 3.8%
Charge-Offs as a % of Repayment
2.1% 1.6% 1.5% 1.4% 1.7%
Traditional Loans without a Cosigner Q412 Q312 Q212 Q112 Q411
Outstanding Balance as a % of Total
30% 30% 31% 31% 32%
90+ Delinquency as a % of Repayment
5.8% 6.7% 5.5% 5.5% 5.8%
Forbearance as a % of Repayment & Forbearance
3.4% 3.3% 4.5% 4.7% 4.7%
Charge-Offs as a % of Repayment
5.9% 4.5% 4.3% 3.9% 4.5%
Non-Traditional Loans with a Cosigner Q412 Q312 Q212 Q112 Q411
Outstanding Balance as a % of Total
3% 3% 3% 3% 3%
90+ Delinquency as a % of Repayment
10.9% 12.3% 10.3% 10.4% 11.8%
Forbearance as a % of Repayment & Forbearance
6.5% 6.2% 7.6% 8.1% 7.8%
Charge-Offs as a % of Repayment
8.8% 6.9% 6.6% 7.1% 7.8%
Non-Traditional Loans without a Cosigner Q412 Q312 Q212 Q112 Q411
Outstanding Balance as a % of Total
6% 6% 6% 6% 7%
90+ Delinquency as a % of Repayment
13.3% 15.6% 13.5% 13.3% 14.4%
Forbearance as a % of Repayment & Forbearance
4.6% 4.5% 5.9% 6.2% 6.1%
Charge-Offs as a % of Repayment
15.0% 11.9% 11.1% 11.6% 13.6%
Private Education Loan Portfolio Performance
(1) Charge-offs as a percentage of average loans in repayment annualized for the quarters presented
(1)
(1)
(1)
(1)

(Dollars in millions)
Loan Seasoning
December 31, 2012
Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 5,421
Loans in Forbearance 517 7.9% 173 3.1% 137 2.4% 74 1.7% 95 1.2% 996 3.3%
Loans in Repayment- Current 5,109 78.3% 5,042 88.8% 5,090 90.4% 4,114 92.9% 7,242 94.5% 26,597 88.9%
Loans in Repayment- Delinq 31-60 days 281 4.3% 160 2.8% 151 2.7% 98 2.2% 147 1.9% 837 2.8%
Loans in Repayment- Delinq 61-90 days 137 2.1% 75 1.3% 67 1.2% 40 0.9% 56 0.7% 375 1.3%
Loans in Repayment- Delinq 90 + days 484 7.4% 228 4.0% 184 3.3% 104 2.4% 121 1.6% 1,121 3.7%
Total Loans in Repayment or Forbearance $ 6,528 100% $ 5,678 100% $ 5,629 100% $ 4,430 100% $ 7,661 100% $ 29,926 100%
Charge-offs as a % of loans in repayment 8.6% 3.1% 2.1% 1.5% 1.1% 3.4%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 483
Loans in Forbearance 85 10.1% 21 4.7% 12 2.9% 9 2.5% 13 2.0% 140 5.1%
Loans in Repayment- Current 482 57.2% 324 70.6% 315 77.3% 289 82.7% 568 85.6% 1,978 72.6%
Loans in Repayment- Delinq 31-60 days 72 8.5% 29 6.4% 24 5.9% 18 5.1% 32 4.8% 175 6.4%
Loans in Repayment- Delinq 61-90 days 48 5.7% 20 4.3% 14 3.3% 9 2.6% 15 2.2% 106 3.9%
Loans in Repayment- Delinq 90 + days 156 18.5% 65 14.1% 43 10.6% 25 7.1% 36 5.4% 325 11.9%
Total Loans in Repayment or Forbearance $    843 100% $    459 100% $    408 100% $    350 100% $   664 100% $    2,724 100%
Charge-offs as a % of loans in repayment 26.6% 13.8% 8.1% 5.0% 3.7% 13.2%
Total
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 5,904
Loans in Forbearance 602 8.2% 195 3.2% 149 2.5% 83 1.7% 107 1.3% 1,136 3.5%
Loans in Repayment- Current 5,591 75.9% 5,366 87.4% 5,405 89.5% 4,403 92.1% 7,810 93.8% 28,575 87.5%
Loans in Repayment- Delinq 31-60 days 353 4.8% 189 3.1% 175 2.9% 116 2.4% 179 2.1% 1,012 3.1%
Loans in Repayment- Delinq 61-90 days 185 2.5% 95 1.6% 81 1.3% 49 1.0% 71 0.9% 481 1.5%
Loans in Repayment- Delinq 90 + days 640 8.7% 292 4.8% 227 3.8% 129 2.7% 158 1.9% 1,446 4.4%
Total Loans in Repayment or Forbearance $  7,371 100% $  6,137 100% $ 6,037 100% $ 4,780 100% $ 8,325 100% $  32,650 100%
Charge-offs as a % of loans in repayment 10.6% 3.8% 2.5% 1.8% 1.3% 4.2%

(Dollars in millions)
Loan Seasoning
September 30, 2012
Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 6,234
Loans in Forbearance 501 7.4% 150 2.4% 110 2.1% 57 1.5% 80 1.2% 898 3.1%
Loans in Repayment- Current 5,215 76.8% 5,744 90.1% 4,794 90.7% 3,627 93.0% 6,547 94.8% 25,927 88.6%
Loans in Repayment- Delinq 31-60 days 270 4.0% 166 2.6% 141 2.7% 88 2.3% 119 1.7% 784 2.7%
Loans in Repayment- Delinq 61-90 days 170 2.5% 77 1.2% 65 1.2% 38 1.0% 49 0.7% 399 1.4%
Loans in Repayment- Delinq 90 + days 630 9.3% 238 3.7% 176 3.3% 92 2.4% 110 1.6% 1,246 4.3%
Total Loans in Repayment or Forbearance $        6,786 100% $        6,375 100% $        5,286 100% $        3,902 100% $           6,905 100% $      29,254 100%
Charge-offs as a % of loans in repayment 6.1% 2.2% 1.6% 1.2% 0.9% 2.6%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 566
Loans in Forbearance 87 9.6% 19 4.7% 12 2.8% 8 2.3% 12 1.9% 138 5.0%
Loans in Repayment- Current 482 53.4% 334 70.9% 321 77.0% 286 83.6% 536 86.1% 1,959 71.1%
Loans in Repayment- Delinq 31-60 days 71 7.8% 32 6.7% 24 5.9% 16 4.8% 27 4.3% 170 6.2%
Loans in Repayment- Delinq 61-90 days 51 5.7% 17 3.6% 15 3.7% 8 2.4% 14 2.2% 105 3.8%
Loans in Repayment- Delinq 90 + days 211 23.4% 68 14.5% 45 10.8% 24 7.0% 34 5.4% 382 13.9%
Total Loans in Repayment or Forbearance $            902 100% $            470 100% $            417 100% $            342 100% $              623 100% $        2,754 100%
Charge-offs as a % of loans in repayment 20.1% 10.7% 5.8% 3.6% 3.4% 10.5%
Total
Monthly Scheduled Payments Due
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments More than 48 payments Total
Not Yet in Repayment 6,800
Loans in Forbearance 588 7.7% 169 2.5% 122 2.1% 65 1.5% 92 1.2% 1,036 3.2%
Loans in Repayment- Current 5,697 74.1% 6,078 88.8% 5,115 89.7% 3,913 92.2% 7,083 94.1% 27,886 87.1%
Loans in Repayment- Delinq 31-60 days 341 4.4% 198 2.9% 165 2.9% 104 2.5% 146 1.9% 954 3.0%
Loans in Repayment- Delinq 61-90 days 221 2.9% 94 1.4% 80 1.4% 46 1.1% 63 0.8% 504 1.6%
Loans in Repayment- Delinq 90 + days 841 10.9% 306 4.5% 221 3.9% 116 2.7% 144 1.9% 1,628 5.1%
Total Loans in Repayment or Forbearance $        7,688 100% $        6,84 100% $        5,703 100% $        4,244 100% $           7,528 100% $      32,008 100%
Charge-offs as a % of loans in repayment 7.7% 2.7% 1.9% 1.4% 1.1% 3.2%

Loan Seasoning
(Dollars in millions)
December 31, 2011
Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 5,866
Loans in Forbearance 787 9.7% 169 2.7% 112 2.1% 58 1.7% 69 1.2% 1,195 4.2%
Loans in Repayment- Current 6,231 76.9% 5,658 89.5% 4,770 91.1% 3,245 93.1% 5,206 94.5% 25,110 87.6%
Loans in Repayment- Delinq 31-60 days 397 4.9% 177 2.8% 132 2.5% 69 2.0% 93 1.7% 868 3.0%
Loans in Repayment- Delinq 61-90 days 177 2.2% 78 1.2% 63 1.2% 33 1.0% 42 0.8% 393 1.4%
Loans in Repayment- Delinq 90 + days 515 6.4% 242 3.8% 162 3.1% 80 2.3% 97 1.8% 1,096 3.8%
8,107 $        100% 6,324 $        100% 5,239 $        100% 3,485 $        100% 5,507 $          100% 28,662 $     100%
Charge-offs as a % of loans in repayment 5.0% 2.5% 1.8% 1.4% 1.1% 2.7%
Non-Traditional Portfolio
Monthly Scheduled Payments Due
Not Yet in Repayment 656
Loans in Forbearance 133 11.7% 25 4.7% 14 3.3% 8 2.6% 11 2.2% 191 6.6%
Loans in Repayment- Current 635 55.8% 356 69.4% 340 77.6% 241 82.3% 440 83.5% 2,012 69.2%
Loans in Repayment- Delinq 31-60 days 109 9.6% 35 6.9% 26 5.8% 14 4.8% 24 4.5% 208 7.2%
Loans in Repayment- Delinq 61-90 days 68 6.0% 22 4.2% 15 3.5% 8 2.8% 14 2.7% 127 4.4%
Loans in Repayment- Delinq 90 + days 194 17.0% 75 14.5% 43 9.9% 22 7.5% 37 7.1% 371 12.8%
1,139 $        100% 513 $           100% 438 $           100% 293 $           100% 526 $             100% 2,909 $        100%
Charge-offs as a % of loans in repayment 19.2% 12.3% 7.0% 5.6% 4.5% 11.9%
Total Managed
Monthly Scheduled Payments Due
Not Yet in Repayment 6,522
Loans in Forbearance 920 10.0% 194 2.8% 126 2.2% 66 1.8% 80 1.3% 1,386 4.4%
Loans in Repayment- Current 6,866 74.3% 6,014 88.0% 5,110 90.0% 3,486 92.3% 5,646 93.6% 27,122 85.9%
Loans in Repayment- Delinq 31-60 days 506 5.5% 212 3.1% 158 2.8% 83 2.2% 117 1.9% 1,076 3.4%
Loans in Repayment- Delinq 61-90 days 245 2.6% 100 1.5% 78 1.4% 41 1.1% 56 0.9% 520 1.6%
Loans in Repayment- Delinq 90 + days 709 7.7% 317 4.6% 205 3.6% 102 2.7% 134 2.2% 1,467 4.6%
9,246 $        100% 6,837 $        100% 5,677 $        100% 3,778 $        100% 6,033 $          100% 31,571 $     100%
Charge-offs as a % of loans in repayment 6.7% 3.2% 2.2% 1.7% 1.4% 3.5%
More than 48 payments Total
Total Loans in Repayment or Forbearance
Total Loans in Repayment or Forbearance
Loan Status 0-12 payments 13-24 payments 25-36 payments 37-48 payments
Total
Total Loans in Repayment or Forbearance
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments Total
Loan Status
0-12 payments 13-24 payments 25-36 payments 37-48 payments
More than 48 payments

28 Servicing: A Competitive Advantage

Revenue of $1.3 billion in 2012
Approximately 76% of revenue generated by services performed on FFELP Loans
ED servicing and collections businesses will grow organically with increase in federal
Direct Lending
Business Services Segment – “Core Earnings” Basis

Business Services Segment Earnings Detail – “Core Earnings” Basis
($ millions) Q4 12 Q4 11 2012 2011
Intercompany loan servicing $158 $180 $670 $739
Third-party loan servicing $24 $22 $98 $82
Guarantor servicing $10 $12 $44 $52
Other servicing $26 $24 $98 $97
Contingency revenue $95 $85 $356 $333
Other Business Services revenue $10 $40 $33 $70
Net Income $134 $158 $540 $570

Operations locations
Corporate Headquarters
Fishers, IN
•
Collections
•
Information Technology
•
Servicing
•
Fulfillment
•
Call Center
•
Sales
Reston, VA
•
Finance
•
Legal
•
Information Technology
New York State
Arcade, Perry,
Horseheads
•
Collections
Cincinnati, OH
(GRC)
•
Collections
Murray, UT
•
Sallie Mae Bank
Wilkes-Barre, PA
•
Servicing
•
Call Center
Newark, DE  Headquarters
•
Credit &Collections
•
Customer Resolution Srvcs
•
Servicing
•
Fraud
•
Business Development
Washington, DC
• Government  Relations
Moorestown, NJ
•
Collections
Newton, MA
• Upromise
• Business
Kansas City, MO
• Upromise
• Campus Solutions
Muncie, IN
• Collections
Development

32 Funding Diversity and Liquidity

Issued $4.2 billion of Private ABS
Issued $9.7 billion of FFELP ABS
Expanded and extended our FFELP ABCP facility to 2015
Issued $2.65 billion of long-term unsecured debt
Returned over $1.1 billion to shareholders through share repurchases and dividends
Maintained excess capital at Bank and SLM Corporation
2012 Capital Markets Summary

Non-Consolidation FFELP Consolidation FFELP Non-Consolidation FFELP
Issue $1,249M SLM Trust 2013-1 $1,527M SLM Trust 2012-8 $1,251M SLM Trust 2012-7
Pricing Date February 5, 2013 December 13, 2012 November 2, 2012
Collateral US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
US Govt. Guaranteed or Insured
FFELP Consolidation Loans
US Govt. Guaranteed or Insured
FFELP Stafford and Plus Loans
Prepayment
Speed
(1)
6% Constant Prepayment Rate 4% Constant Prepayment Rate 6% Constant Prepayment Rate
Tranching
Moody’s Amt WAL
(1)
Pricing
(2)
A-1   Aaa       $280    1.0      L+17
A-2   Aaa       $396    3.3      L+25
A-3   Aaa       $538    6.8      L+55
B        A1         $35    8.6      L+225
Moody’s Amt WAL
(1)
Pricing
(2)
A-1   Aaa     $1,485    7.8      L+90
B        A1          $43  17.4      L+360
Moody’s Amt WAL
(1)
Pricing
(2)
A-1   Aaa       $278    1.1      L+20
A-2   Aaa       $360    3.3      L+30
A-3   Aaa       $575    7.0      L+65
B        A1         $38    9.0      L+350
Recent SLM FFELP ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Pricing represents the yield to expected call.

Recent SLM Private Education Loan ABS Transactions
(1) Estimated based on a variety of assumptions concerning loan repayment behavior, as more fully described in the related prospectus, which may be obtained at
http://www2.salliemae.com/investors/debtasset/slmsltrusts/. Actual average life may vary significantly from estimates.
(2) Yield on fixed rate tranches were 2.10%, 2.98%, 3.34%, 3.51%, and 3.86% for 2012-E, 2012-D ,2012-C, 2012-B, and 2012-A respectively.
Private Education Loans Private Education Loans Private Education Loans
Issue $976M SLM Trust 2012-E $640M SLM Trust 2012-D $1,135M SLM Trust 2012-C
Pricing Date October 11, 2012 July 23, 2012 May 23, 2012
Collateral Private Education Loans Private Education Loans Private Education Loans
Prepayment Speed
(1)
4% 4% 4%
Tranching

Moody’s Amt WAL (1) Pricing (2)
A-1     Aaa      $676
A-2A  Aaa      $100
A-2B  Aaa      $200 4.5
Total                $976   2.6     L+122
Moody’s Amt WAL (1) Pricing (2)
A-1     Aaa      $450
A-2     Aaa      $190 4.3
Total                $640   2.5
Moody’s Amt WAL (1) Pricing (2)
A-1     Aaa      $781   1.75
A-2     Aaa      $354
Total             $1,135  2.6
L+75
s+ 140
L+175
L+105
s+230
L+110
s+235
L+169
L+177
4.5
1.7 1.7
4.5

High Percentage of Student Loans Funded to Term
*
Gross loans, Numbers may not add due to rounding.

$163* Billion Student Loan Portfolio
as of December 31, 2012
Fixed Spread Liabilities,
$25
FFELP Consolidation
Term ABS, $75
FFELP Non-
Consolidation Term
ABS, $28
Private Term ABS, $19
Straight A Conduit, $9
Private ABCP Conduit,
FFELP ABCP Conduit &
FHLB, $6
$1

2013
2014
2015
2016
2017
2018
2019
2020
Thereafter

Unsecured Debt Maturities Note: Does not include Sallie Mae Bank or Subsidiary funding $10 $5 $0 $1.8 $3.0 $1.5 $2.3 $1.8 $2.8 $0.2 $1.6 $3.8 As of January 31, 2013 (par value, $ in billions) 37

Secured Cash Flow
Note: Totals may not add due to rounding
* Net residual represents excess distribution, net of payments on floor contracts and receipts from basis swaps

2012 2011 2010 2009
Servicing (Cash Paid) $           526 $           563 $           533 $           549
Net Residual* (Excess Distributions)
628
715 746 1,435
Net Cash Flow
934
568 1,465 1,296
$        2,088 $        1,846 $        2,743 $        3,280
Servicing (Cash Paid)
$           181
$           189 $           179 $           130
Residual (Excess Distribution) 103 28 8 90
Net Cash Flow 22 2 - 58
$           306
$           219 $           187 $           278
$        2,394 $        2,065 $        2,930 $        3,558
2012 2011 2010 2009
$     104,913 $     109,509 $       99,041 $     102,754
22,271 29,466 38,767 36,628
$     127,184 $     138,975 $     137,808 $     139,382
$       25,111 $       25,619 $       25,854 $       19,144
1,875 233 - 2,641
$       26,987 $       25,853 $       25,854 $       21,785
$     154,171 $     164,828 $     163,661 $     161,167
Total Private Credit
Total FFELP and Private Credit
Term FFELP
Other Secured FFELP
Total FFELP
Private Credit
Term Private Credit
Other Secured Financings
FFELP
FFELP
Term Securitized
Other Secured FFELP
Total FFELP
Private Credit
Term Securitized
Other Secured Financings
Total Private Credit
Total FFELP and Private Credit
Average Principal Balances
$ in Millions

Projected Cash Flows From FFELP Portfolio
*
as of  12/31/12 2013 2014 2015 2016 2017 2018 2019 2020
Projected FFELP Average Balance $114,428 $105,109 $95,392 $85,830 $76,735 $67,906 $59,701 $52,042
Projected Excess Spread $924 $883 $809 $731 $770 $747 $673 $597
Projected Servicing Revenue $627 $579 $527 $477 $426 $374 $325 $279
Projected Total Revenue $1,551 $1,462 $1,336 $1,208 $1,196 $1,120 $998 $876
2021 2022 2023 2024 2025 2026 2027 2028 - 2033
Projected FFELP Average Balance $44,957 $38,462 $32,890 $28,316 $24,010 $19,900 $16,009 $6,505
Projected Excess Spread $528 $459 $373 $314 $283 $245 $208 $552
Projected Servicing Revenue $237 $198 $165 $141 $120 $100 $82 $206
Projected Total Revenue $765 $657 $537 $456 $403 $345 $289 $758
Assumptions
No Floor Income,  CPR/CDR = Stafford & Plus (4%), Consolidation (3%)
* These projections are based on internal estimates and assumptions and are subject to ongoing review and modification.  These projections may prove to be incorrect.
($ in Millions)
Total Cash Flows from Projected Excess Spread = $9.1 Billion
Total Cash Flows from Projected Servicing Revenues = $4.9 Billion

Bank charter
– Utah based ILC regulated by FDIC and Utah Department of Financial Institutions (UDFI)
– Charter granted October 2005
Current bank activity
– Total assets of $9.1 billion at December 31, 2012
– Originates Sallie Mae’s Private Education Loans
– Funded through affiliate, brokered and direct retail deposits
– 16.1% Total Risk-based Capital at December 31, 2012
– Dividends of $420 million paid in 2012
Deposit taking activities
– Deposits totaled $7.8 billion at December 31, 2012
• $5.2 billion Brokered Deposits
• $2.6 billion Direct Retail and other affiliate and non-affiliate Deposits
– Brokered Deposit term portfolio has a weighted average maturity of 23.4 months
– Total deposits increased by 23% in 2012
Sallie Mae Bank

Sallie Mae Bank – Capital & Deposits
*Primarily affiliate deposit accounts with no stated maturities
Bank Deposits ($ millions)
Dec 12 Sep 12 Jun 12 Mar 12 Dec 11 Sep 11
Brokered CDs $4,098 $3,346 $2,352 $3,455 $3,734 $3,262
Brokered – Other 1,069 810 685 536 529 519
Retail Deposits 2,131 1,634 1,676 1,768 1,589 1,435
Other Deposits* 502 529 446 462 473 529
Total Deposits $7,800 $6,319 $5,159 $6,221 $6,325 $5,745
Regulatory Capital Ratios
Ratio Dec 12 Sep 12 Jun 12 Mar 12 Dec 11 Sep 11
Tier 1 Leverage 11.5% 13.8% 13.8% 14.2% 14.9% 16.4%
Tier 1 Risk Based 15.0% 14.8% 17.3% 16.7% 18.3% 20.3%
Total Risk Based 16.1% 15.7% 18.4% 17.7% 19.5% 21.4%

Risk-Adjusted Capital 42

* “Tangible Economic Capital” and “Available Risk Capital” are non-GAAP financial measures.  The reconciliation to GAAP capital is shown on this slide.
($ in Billions) Q4 12 Q3 12 Q4 11
GAAP Capital $5.1 $4.9 $5.3
Goodwill & Intangibles (0.4) (0.5) (0.5)
Derivative Mark-to-Market 1.1 1.2 1.0
Unamortized Premiums from Floors 0.6 0.6 0.8
Tangible Economic Capital* $6.2 $6.3 $6.5
Private Loan Loss Reserve 2.2 2.2 2.2
Available Risk Capital* $8.4 $8.5 $8.7
Risk Assets (Before Loan Loss Reserves)
Private Credit $39.1 $39.3 $38.5
Other Risk Assets 1.0 1.1 1.1
Total Risk Assets $40.1 $40.4 $39.6
Capital to Risk Assets: 21.0% 21.0% 22.0%
Strong Capital Position

Capital Allocation
SLM allocates capital internally based on the risk of the assets it supports
Assets
0.50%
12%
Capital
Allocation
0% - 15%*
Cash,
Investments,
Other Assets
10% of
Assets
Private
Education
Loans
21% of
Assets
FFELP
Loans
69% of
Assets
Based on Risk
*Other Assets includes a small amount of goodwill & intangible assets for which capital is allocated at 100%

FFELP ABS Appendix 45

Federal Student Loan Market
Outstanding Government Student Loan Market Distribution
FFYE 9/30/2012 ($ in billions)
FDLP, $494
FFELP Loans,
$291
FFELP owned
by ED, $147

Source:  Department of Education, U.S. Department of Education FY 2012 Agency Financial Report

Issue size of $0.5B to $1.5B
Tranches or pass-through denominated in
US$
AAA rated senior tranches make up to 97%
of issue structure
Floating rate tied to 1 mo. LIBOR
Amortizing tranches with 1 to 15(+) year
average lives
Master servicer is Sallie Mae, Inc.
Insurance or guarantee of underlying collateral
insulates bondholders from virtually any loss
of principal
(1)
Formerly a 20% risk-weighted asset, now a
<10% risk-weighted under Basel II’s IRB
methodology
Offer significantly higher yields than
government agency securities with
comparable risk profiles
Short (1-3 yrs), intermediate (3-7 yrs), long (7-
10 yrs) and very long (10-15+ yrs) term
tranches available at new issue and in
secondary
SLM FFELP ABS Issue Characteristics
(1) Principal and accrued interest on underlying FFELP loan collateral carry insurance or guarantee of 97%-100% dependent on origination year and on meeting the servicing requirements of the U.S. Department of Education.
Typical SLM FFELP ABS Transaction Features Unique Characteristics of FFELP Loan ABS

SLM Stafford/PLUS ABS Trusts
Historical SLM Stafford/PLUS ABS CPRs
Prepayment Analysis

0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
1 2 3 4 5 6 7 8 9 10
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
2002 Trusts 2003 Trusts 2004 Trusts 2005 Trusts 2006 Trusts 2007 Trusts 2008 Trusts 2010 Trusts
Years
Since Inception
Annualized CPRs for SLM Stafford/PLUS ABS Trusts have decreased significantly as incentives for borrowers to consolidate have declined
After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan program, CPRs decreased in the fourth quarter
1 2 3 4 5 6 7 8 9 10
*  Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.

SLM Consolidation ABS Trusts
Historical Consolidation ABS CPRs
* Average CPR is the simple (non-weighted) average of four Quarterly CPR calculations for each calendar year. Quarterly CPR assumes School and Grace loans are not scheduled to make payments. Deferment, Forbearance and Repayment loans are scheduled to make payments.
Prepayment Analysis

0%
3%
5%
8%
10%
13%
15%
18%
20%
2004 2005 2006 2007 2008 2009 2010 2011 2012
0%
3%
5%
8%
10%
13%
15%
18%
20%
1 2 3 4 5 6 7 8 9
2002 Trusts 2003 Trusts 2004 Trusts 2005 Trusts 2006 Trusts 2009 Trusts 2011 Trusts
Years Since Inception
2007 Trusts
After a temporary increase in mid 2012 due to the Special Direct Consolidation Loan program, CPRs decreased in the fourth quarter
CPRs for SLM Consolidation ABS Trusts have declined significantly following legislation that prevented in-school and re-consolidation of borrowers’
loans

Private Education Loan ABS Appendix 50

SLM Private Education Loan ABS Issuance Profile
Sallie Mae is among largest issuers of ABS globally, having issued close to $250 billion in Private and FFELP ABS transactions to date
Sallie Mae has been the market leader in Private Education Loans since the late ’80s, with expected originations of at least $4.0 billion in 2013
Prior to the financial crisis, Sallie Mae was a programmatic issuer of Private
Education Loan ABS
In 2011, Sallie Mae reestablished programmatic issuance of private education student loan ABS
Executed 3 transactions in 2011 totaling $2.1 billion
Executed 5 transactions in 2012 totaling $4.2 billion

Issue size of $500M to $1.5B
Triple-A rated senior notes only; no
subordinate tranches
20-30% overcollateralization
Multiple tranches with 2, 5, and/or 7 yr
average lives
Fixed rate or floating rate tied to 1 month
LIBOR
Full-turbo structure
Collateralized by loans made to students
and parents to fund college tuition, room
and board
Underwritten using FICO, Custom
Scorecard & judgmental criteria w/risk-
based pricing
70(+)% with cosigners, typically a parent
Typically non-dischargeable in bankruptcy
Serviced exclusively by Sallie Mae
Recent SLM Private Education Loan ABS Characteristics
Recent SLM Private Loan ABS Structures
Collateral Characteristics

SLM Private Education Loan ABS Summary
(1)
Smart Option loans considered as ‘in repayment’ if borrowers are making either interest only payments or principal and interest payments, regardless of whether the borrower is otherwise in school, grace, or deferment status.
(2) Assumes Prime/LIBOR spread of 2.75%.
SLM Private Education Loan ABS Trusts (2009-D - Present)
Summary Information
09-D 09-CT 10-A 10-B 10-C 11-A 11-B 11-C 12-A 12-B 12-C 12-D 12-E
Bond Amount ($mil) 1,680 590 1,550 869 1,701 562 825 721 547 891 1,135 640 976
Initial AAA Enhancement (%) 32% 37% 23% 45% 37% 21% 18% 24% 27% 26% 25% 25% 21%
Loan Program (%)
Smart Option -- -- -- -- -- -- -- 10% 20% 30% 40% 45% 48%
Signature/Law/MBA/Med 52% -- 76% 46% 89% 88% 91% 71% 61% 48% 43% 37% 35%
Consolidation 14% -- 1% 8% 11% 0% 0% 7% 6% 9% 5% 5% 5%
Direct to Consumer 34% -- 10% 20% -- 9% 6% 12% 12% 12% 12% 12% 12%
Career Training -- 100% 13% 26% -- 3% 3% 0% 1% 1% 0% 0% 0%
Total 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100% 100%
Payment Status (%)
School, Grace, Deferment 57% 0% 63% 12% 36% 55% 55% 37% 25% 20% 16% 11% 13%
Repayment 40% 98% 32% 85% 60% 43% 43% 60% 73% 78% 81% 87% 85%
Forbearance 3% 2% 5% 3% 3% 2% 3% 2% 2% 2% 3% 2% 2%
Wtd Avg Term to Maturity (Mo.) 211 141 190 169 194 192 189 182 171 164 151 144 148
% Loans with Cosigner 64% 70% 72% 65% 62% 72% 75% 71% 75% 77% 79% 80% 80%
% Loans with No Cosigner 36% 30% 28% 35% 38% 28% 25% 29% 25% 23% 21% 20% 20%
Wtd Avg FICO at Origination 731 747 739 734 727 737 736 733 735 736 737 740 733
Wtd Avg Recent FICO at Issuance 714 725 725 732 713 723 722 720 724 726 728 730 722
WA FICO (Cosigner at Origination) 744 753 749 744 742 747 745 744 745 745 745 748 741
WA FICO (Cosigner at Rescored) 729 734 739 740 733 736 731 734 732 734 735 738 728
WA FICO (Borrower at Origination) 707 734 714 712 701 709 710 704 705 705 707 710 702
WA FICO (Borrower at Rescored) 686 703 691 716 679 690 695 688 700 700 702 698 696
(1)

Constraining rating agency AAA/Aaa gross default stress levels at issuance
Source: Sallie Mae, Moody’s, Standard & Poor’s, Fitch.

70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
06-A 06-B 06-C 07-A 09-A 09-B 09-C 09-D 09-CT 10-A 10-B 10-C 11-A 11-B 11-C 12-A 12-B 12-C 12-D 12-E
52.5%
48.2%
50.9%
49.3%
52.7%
55.7%
58.0%
59.4%
54.4%
56.8%
50.1%
52.6%
48.2%
49.8%
44.4%
54.8%
27.6%
25.6%
33.9%
36.3%

SallieMae

Loans in Forbearance as a Percent of Loans in Repayment and Forbearance
All Loans in SLM Trusts by Year of Issuance
Percent of Rpmt + Forb
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11 Feb-12 May-12 Aug-12 Nov-12
2002
2003
2004
2005
2006
2007
2009
2010
2011

Percent of Rpmt + Forb
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41
2002
2003
2004
2005
2006
2007
2009
2010
2011

Private Education ABS Trusts: Forbearance
Forbearance usage is typically highest when loans enter repayment, and declines as loans season
Use of forbearance as a collection tool peaked in early 2008; forbearance has since declined as a result of changes in SLM’s forbearance strategy

90+ Day Delinquencies as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance
Percent of Repayment Balance
10.00%
5.00%
0.00%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11 Feb-12 May-12 Aug-12 Nov-12
Percent of Repayment Balance
10.00%
5.00%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41
Quarter since Inception
2002 2003 2004 2005 2006 2007 2009 2010 2011

90+ Day Delinquencies as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance
Percent of Repayment Balance
10.00%
5.00%
0.00%
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12

Percent of Repayment Balance
10.00%
5.00%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41
Quarter since Inception
2002
2003
2004
2005
2006
2007
2009
2010
2011

SLM Private Education ABS Trusts: 90+ Day Delinquencies

As expected, later stage delinquency has remained elevated in recent periods due to tightening of forbearance policy and the current economic environment
Increased emphasis on cash payment during delinquency means more borrowers remain in delinquency instead of receiving forbearance
Because they are paying, fewer delinquent borrowers are expected to default

SallieMae

Annualized Gross Charge-Offs as a Percent of Loans in Repayment
All Loans in SLM Trusts by Year of Issuance
Percent of Repayment Balance
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
Nov-02 Feb-03 May-03 Aug-03 Nov-03 Feb-04 May-04 Aug-04 Nov-04 Feb-05 May-05 Aug-05 Nov-05 Feb-06 May-06 Aug-06 Nov-06 Feb-07 May-07 Aug-07 Nov-07 Feb-08 May-08 Aug-08 Nov-08 Feb-09 May-09 Aug-09 Nov-09 Feb-10 May-10 Aug-10 Nov-10 Feb-11 May-11 Aug-11 Nov-11 Feb-12 May-12 Aug-12 Nov-12
Percent of Repayment Balance
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36 37 38 39 40 41
Quarter since Inception
2002
2003
2004
2005
2006
2007
2009
2010
2011

SLM Private Education ABS Trusts: Annualized Gross Charge-offs
Charge-offs have declined steadily since late 2009, after an increase resulting from changes to forbearance policy and a weak economic environment
(1) For SLM Private Education Student Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equalled zero.  Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Student Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.

Actual-to-Date Cumulative Gross Defaults
including Bankruptcy Information
All Trust Loans
Percent of Original Pool Balance
24.0%
22.0%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
11.08%
12.46%
13.57%
14.38%
16.01%
14.17%
17.46%
14.25%
14.01%
16.11%
17.90%
15.20%
8.11%
8.76%
5.35%
4.65%
4.74%
2.40%
2.09%
1.28%
1.15%
0.61%
2002-A
2003-A
2003-B
2003-C
2004-A
2004-B
2005-A
2005-B
2006-A
2006-B
2006-C
2007-A
2009-D
2009-CT
2010-A
2010-B
2010-C
2011-A
2011-B
2011-C
2012-A
2012-B
Charge-off - 212+ days delinquent (1)
Bankruptcy or death - now current or paid off (2)
Bankruptcy or death - other (3)

SLM Private Education Loan Gross Defaults
As of November 30, 2012
For SLM Private Education Loan Trusts issued prior to 2005-B, the servicer has the option, but not the obligation, to repurchase loans that (i) become 180+ days delinquent and/or (ii) have a borrower who filed for bankruptcy or died. Prior to November 1, 2008, the servicer exercised this repurchase option and actual charge-offs in these trusts equaled zero. Beginning November 1, 2008, the servicer ceased purchasing from the trust loans that are more than 180 days delinquent. For the purposes of comparison across all deals, this chart reflects trust charge-offs for SLM Private Education Loan Trusts issued prior to 2005-B as if the servicer had never exercised its repurchase option.
(1) Charge-offs per the servicer’s portfolio definition which is generally 212+ days delinquent. Includes loans for which a borrower has filed bankruptcy which have subsequently become 212+ days delinquent.
(2) Charge-offs due to a borrower’s bankruptcy filing for which the loan is now current or paid off.
(3) Charge-offs due to a borrower’s bankruptcy filing or death for which the loan is not current or paid off but has not become 212+ days delinquent. These loans are in various statuses including: bankruptcy stay, deferment, forbearance or delinquency.

9.24%
10.34%
11.35%
12.21%
13.45%
12.03%
15.15%
12.29%
12.08%
13.97%
15.40%
12.66%
5.83%
5.63%
4.17%
2.97%
3.75%
1.75%
1.66%

Recoveries
Recoveries are typically realized over many years as a result of the prevalent use of long-
term payment plans
While student loans are generally non-dischargeable in bankruptcy, the proceedings can postpone recoveries until after borrowers emerge from bankruptcy
In 2005, Sallie Mae changed its recovery practices
– The 2005 cohort had a recovery rate of 26% seven years after default
Recovery experience for more recent cohorts has varied based on economic conditions and the characteristics of defaulted loans
In Q3 2011, Sallie Mae provided additional provision for loan loss to provide for potential uncertainty regarding future recoveries due to continued high unemployment rates; the
27% life-of loan recovery expectation remains in place

Constant Prepayment Rate (CPR)
Nov-02
Feb-03
May-03
Aug-03
Nov-03
Feb-04
May-04
Aug-04
Nov-04
Feb-05
May-05
Aug-05
Nov-05
Feb-06
May-06
Aug-06
Nov-06
Feb-07
May-07
Aug-07
Nov-07
Feb-08
May-08
Aug-08
Nov-08
Feb-09
May-09
Aug-09
Nov-09
Feb-10
May-10
Aug-10
Nov-10
Feb-11
May-11
Aug-11
Nov-11
Feb-12
May-12
Aug-12
Nov-12

SLM Private Education Loan ABS Trusts – Prepayment Analysis
Historical SLM Private Education Loan ABS CPRs
Constant prepayment rates increased in 2007 due to the introduction of Private Education Consolidation loans, then declined following SLM’s decision to suspend its consolidation loan program in 2008
14
12
10
8
6
4
2
0
2002-A
2006-A
2010-C
2013-A
2006-B
2011-A
2003-B
2006-C
2011-B
2003-C
2007-A
2011-C
2004-A
2009-CT
2012-A
2004-B
2009-D
2012-B
2005-A
2010-A
2005-B
2010-B

The following cohort default triangles provide loan performance information for certain Private Education Loans of
SLM Corporation and its consolidated subsidiaries that meet such subsidiaries’ current securitization criteria
(including those criteria listed below):
– Program types include Undergraduate/Graduate , Direct-to-Consumer (“DTC”) , Career Training , Private
Consolidation Loans and Smart Option (interest only) loans
– FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application and must be at least:
•
Undergraduate/Graduate at not-for-profit schools: 640
•
Undergraduate/Graduate at for-profit schools:  670
•
DTC loans: 670
•
Career Training loans: 670
•
Private Consolidation loans: 640
– Excludes loans made at selected schools that have historically experienced higher rates of default
The cohort default triangles are not representative of the characteristics of the portfolio of Private Education Loans of SLM Corporation and its consolidated subsidiaries as a whole or any particular securitization trust
Cohort Default Triangles
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Direct-to-Consumer Loans marketed under the Tuition Answer brand.
(3) Career Training loans provide eligible borrowers financing at technical, trade, K-12 or tutoring schools.

(1) (2)
(3)

The cohort default triangles featured on subsequent slides are segmented by loan program type,
FICO score, cosigner status, and school type
Terms and calculations used in the cohort default triangles are defined below:
– Repayment Year – The calendar year loans entered repayment
– Disbursed Principal Entering Repayment – The amount of principal entering repayment in a given year, based on disbursed principal prior to any interest capitalization
– Years in Repayment – Measured in years between repayment start date and default date.
Zero represents defaults that occurred prior to the start of repayment.
– Periodic Defaults – Defaulted principal in each Year in Repayment as a percentage of the disbursed principal entering repayment in each Repayment Year
• Defaulted principal includes any interest capitalization that occurred prior to default
• Defaulted principal is not reduced by any amounts recovered after the loan defaulted
• Because the numerator includes capitalized interest while the denominator does not, default rates are higher than if the numerator and denominator both included capitalized interest
– Total – The sum of Periodic Defaults across Years in Repayment for each Repayment Year
Cohort Default Triangles

SallieMae

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2][3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.5%	0.8%	0.4%	0.2%	1.5%	0.7%	0.4%	0.3%	0.0%	0.1%	**5.2%**
1999	$28	0.0%	0.0%	0.0%	0.1%	0.9%	0.6%	1.4%	0.4%	0.3%	1.0%	0.5%	0.3%	0.8%	0.3%	0.0%		**6.5%**
2000	$70	0.0%	0.0%	0.0%	0.6%	1.1%	1.3%	0.6%	0.9%	1.5%	1.5%	1.0%	0.8%	0.4%	0.1%			**9.9%**
2001	$187	0.0%	0.0%	0.1%	1.1%	1.4%	0.9%	1.8%	1.3%	2.3%	1.9%	1.5%	0.8%	0.1%				**13.2%**
2002	$386	0.0%	0.2%	0.2%	1.2%	1.1%	1.9%	1.6%	2.3%	1.9%	1.3%	0.9%	0.1%					**12.8%**
2003	$683	0.0%	0.2%	0.6%	1.0%	1.9%	1.6%	2.7%	2.4%	1.8%	1.2%	0.3%						**13.5%**
2004	$1,132	0.0%	0.2%	0.3%	1.9%	1.8%	3.0%	2.9%	1.8%	1.3%	0.4%							**13.7%**
2005	$1,538	0.0%	0.0%	0.4%	2.5%	3.7%	3.4%	2.1%	1.6%	0.4%								**14.2%**
2006	$2,013	0.0%	0.1%	1.6%	3.7%	3.7%	2.5%	1.7%	0.5%									**13.8%**
2007	$2,452	0.0%	0.4%	3.5%	4.6%	3.0%	2.0%	0.6%										**14.1%**
2008	$2,935	0.0%	2.4%	4.2%	3.9%	2.5%	0.8%											**13.7%**
2009	$3,269	0.0%	3.4%	3.7%	3.4%	1.0%												**11.4%**
2010	$2,813	0.0%	3.5%	3.6%	1.7%													**8.9%**
2011	$1,889	0.0%	2.9%	1.7%														**4.6%**
2012	$1,117	0.0%	0.6%															**0.7%**

Cohort Default Triangles
Note: Data as of 12/31/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (2)(3)																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$6	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	1.0%	0.4%	0.0%	0.2%	1.1%	0.1%	0.0%	0.0%	0.1%	**3.8%**
1999	$14	0.0%	0.0%	0.0%	0.0%	0.5%	0.1%	0.9%	0.4%	0.2%	0.1%	0.4%	0.0%	0.1%	0.1%	0.0%		**2.8%**
2000	$37	0.0%	0.0%	0.0%	0.5%	0.5%	0.7%	0.7%	0.4%	0.7%	1.2%	0.8%	0.9%	0.2%	0.1%			**6.8%**
2001	$90	0.0%	0.0%	0.1%	0.7%	0.9%	0.6%	1.2%	1.0%	1.7%	1.4%	1.1%	0.8%	0.1%				**9.6%**
2002	$196	0.0%	0.2%	0.1%	0.8%	0.6%	1.4%	0.8%	1.9%	1.5%	1.1%	0.7%	0.2%					**9.4%**
2003	$367	0.0%	0.1%	0.3%	0.6%	0.9%	1.1%	2.2%	1.9%	1.4%	0.9%	0.2%						**9.5%**
2004	$632	0.0%	0.2%	0.2%	1.0%	1.0%	2.2%	2.1%	1.4%	1.0%	0.3%							**9.4%**
2005	$844	0.0%	0.0%	0.2%	1.4%	2.5%	2.3%	1.6%	1.2%	0.3%								**9.4%**
2006	$1,121	0.0%	0.0%	0.7%	2.4%	2.4%	1.7%	1.2%	0.4%									**8.9%**
2007	$1,408	0.0%	0.2%	2.0%	2.9%	2.0%	1.4%	0.5%										**9.0%**
2008	$1,759	0.0%	1.2%	2.6%	2.6%	1.7%	0.6%											**8.8%**
2009	$2,097	0.0%	1.9%	2.4%	2.2%	0.7%												**7.2%**
2010	$1,887	0.0%	2.0%	2.2%	1.1%													**5.4%**
2011	$1,367	0.0%	1.6%	1.1%														**2.6%**
2012	$860	0.0%	0.3%															**0.3%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment (2)(3)																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$5	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.2%	0.6%	0.4%	0.4%	3.1%	0.2%	0.8%	0.8%	0.0%	0.2%	**6.8%**
1999	$14	0.0%	0.0%	0.0%	0.3%	1.3%	1.1%	1.9%	0.4%	0.3%	1.8%	0.6%	0.6%	1.4%	0.6%	0.0%		**10.2%**
2000	$33	0.0%	0.0%	0.0%	0.8%	1.7%	2.1%	0.6%	1.6%	2.3%	2.0%	1.1%	0.7%	0.7%	0.0%			**13.4%**
2001	$97	0.0%	0.0%	0.1%	1.5%	1.9%	1.2%	2.3%	1.5%	2.9%	2.3%	1.8%	0.9%	0.2%				**16.5%**
2002	$190	0.0%	0.2%	0.2%	1.6%	1.7%	2.3%	2.4%	2.8%	2.4%	1.5%	1.1%	0.1%					**16.2%**
2003	$315	0.0%	0.2%	0.9%	1.4%	2.9%	2.3%	3.3%	3.0%	2.3%	1.5%	0.3%						**18.1%**
2004	$499	0.0%	0.3%	0.5%	3.1%	2.8%	4.1%	3.7%	2.3%	1.7%	0.5%							**19.0%**
2005	$694	0.0%	0.1%	0.7%	3.9%	5.3%	4.7%	2.7%	2.1%	0.6%								**20.0%**
2006	$892	0.0%	0.2%	2.7%	5.3%	5.4%	3.4%	2.3%	0.6%									**20.0%**
2007	$1,044	0.0%	0.8%	5.5%	6.9%	4.2%	2.7%	0.8%										**20.9%**
2008	$1,176	0.0%	4.1%	6.6%	5.8%	3.6%	1.1%											**21.1%**
2009	$1,172	0.0%	6.0%	6.0%	5.4%	1.5%												**18.9%**
2010	$926	0.0%	6.6%	6.5%	2.9%													**16.0%**
2011	$523	0.0%	6.5%	3.4%														**9.9%**
2012	$256	0.1%	1.6%															**1.7%**

Note: Data as of 12/31/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

(1)
With Cosigner Undergraduate/Graduate
(1)
Without Cosigner Undergraduate/Graduate

SallieMae

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2][3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$11	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.6%	0.4%	0.4%	0.2%	1.1%	0.7%	0.3%	0.4%	0.0%	0.1%	**4.3%**
1999	$26	0.0%	0.0%	0.0%	0.0%	0.8%	0.6%	1.2%	0.4%	0.3%	1.0%	0.5%	0.2%	0.5%	0.4%	0.0%		**5.9%**
2000	$68	0.0%	0.0%	0.0%	0.7%	1.0%	1.4%	0.5%	0.9%	1.4%	1.3%	1.0%	0.8%	0.4%	0.1%			**9.5%**
2001	$180	0.0%	0.0%	0.1%	0.9%	1.4%	0.9%	1.7%	1.2%	2.4%	1.8%	1.5%	0.8%	0.1%				**12.8%**
2002	$360	0.0%	0.2%	0.2%	1.2%	1.0%	1.8%	1.6%	2.3%	2.0%	1.3%	0.9%	0.1%					**12.6%**
2003	$630	0.0%	0.2%	0.6%	0.8%	1.8%	1.6%	2.6%	2.4%	1.7%	1.1%	0.3%						**13.0%**
2004	$1,006	0.0%	0.2%	0.2%	1.8%	1.6%	2.9%	2.6%	1.7%	1.3%	0.4%							**12.8%**
2005	$1,363	0.0%	0.0%	0.4%	2.4%	3.5%	3.2%	2.0%	1.5%	0.4%								**13.5%**
2006	$1,767	0.0%	0.1%	1.5%	3.5%	3.6%	2.4%	1.6%	0.5%									**13.2%**
2007	$2,105	0.0%	0.4%	3.4%	4.3%	2.8%	1.9%	0.6%										**13.3%**
2008	$2,459	0.0%	2.2%	3.9%	3.6%	2.3%	0.7%											**12.8%**
2009	$2,703	0.0%	3.2%	3.4%	3.2%	0.9%												**10.7%**
2010	$2,403	0.0%	3.4%	3.5%	1.5%													**8.4%**
2011	$1,678	0.0%	2.7%	1.5%														**4.3%**
2012	$1,015	0.0%	0.5%															**0.6%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [2][3]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$0.36	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	13.6%	0.0%	0.0%	12.6%	0.0%	5.1%	0.0%	0.4%	0.0%	**31.7%**
1999	$2	0.0%	0.0%	0.0%	2.3%	1.4%	2.1%	4.8%	0.0%	0.0%	0.0%	0.0%	0.9%	5.3%	0.0%	0.0%		**16.9%**
2000	$2	0.0%	0.0%	0.0%	0.0%	2.8%	0.7%	3.2%	3.2%	3.7%	8.9%	0.0%	1.6%	0.0%	0.0%			**24.3%**
2001	$7	0.0%	0.1%	0.1%	4.7%	2.2%	1.1%	4.3%	2.2%	0.8%	3.5%	1.5%	1.8%	0.3%				**22.7%**
2002	$27	0.0%	0.0%	0.4%	1.9%	2.2%	2.1%	2.0%	2.9%	1.8%	1.3%	0.8%	0.3%					**15.6%**
2003	$62	0.0%	0.2%	0.7%	2.4%	2.7%	2.2%	3.8%	3.0%	2.3%	1.5%	0.3%						**19.2%**
2004	$126	0.0%	0.3%	0.6%	3.2%	3.0%	3.9%	4.7%	2.4%	1.8%	0.6%							**20.6%**
2005	$175	0.0%	0.0%	0.7%	3.7%	5.3%	4.9%	2.7%	1.9%	0.6%								**19.7%**
2006	$246	0.0%	0.2%	2.1%	4.9%	5.0%	3.1%	2.1%	0.9%									**18.4%**
2007	$348	0.0%	0.5%	4.3%	6.5%	3.9%	2.4%	1.0%										**18.6%**
2008	$475	0.0%	3.0%	5.9%	5.5%	3.1%	0.9%											**18.5%**
2009	$566	0.0%	4.2%	5.0%	4.1%	1.5%												**14.8%**
2010	$410	0.1%	4.5%	4.4%	2.7%													**11.6%**
2011	$211	0.0%	4.4%	3.3%														**7.7%**
2012	$102	0.0%	1.2%															**1.3%**

Note: Data as of 12/31/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment.  Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles
Undergraduate/Graduate
For-Profit
(1)
Undergraduate/Graduate
(1)
Non-Profit

SallieMae

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3][4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.4%	0.4%	0.9%	0.9%	0.0%	0.0%	0.0%	0.0%	**2.8%**
1999	$6	0.0%	0.0%	0.0%	0.0%	0.5%	0.3%	1.7%	0.5%	0.2%	0.2%	0.0%	0.2%	0.0%	0.4%	0.0%		**4.0%**
2000	$22	0.0%	0.0%	0.0%	0.3%	0.4%	0.4%	0.2%	0.3%	1.0%	1.0%	0.4%	0.5%	0.0%	0.0%			**4.6%**
2001	$64	0.0%	0.0%	0.0%	0.5%	0.4%	0.4%	1.1%	0.8%	1.0%	0.7%	0.6%	0.7%	0.1%				**6.3%**
2002	$137	0.0%	0.3%	0.1%	0.5%	0.4%	0.8%	0.6%	1.2%	0.9%	0.6%	0.5%	0.1%					**5.9%**
2003	$248	0.0%	0.1%	0.2%	0.4%	0.6%	0.7%	1.2%	1.4%	0.9%	0.7%	0.1%						**6.4%**
2004	$424	0.0%	0.1%	0.1%	0.7%	0.7%	1.4%	1.3%	0.9%	0.8%	0.2%							**6.3%**
2005	$574	0.0%	0.0%	0.2%	1.0%	1.5%	1.5%	1.1%	0.9%	0.3%								**6.3%**
2006	$762	0.0%	0.0%	0.5%	1.4%	1.5%	1.1%	0.8%	0.3%									**5.6%**
2007	$937	0.0%	0.1%	1.2%	1.5%	1.1%	1.0%	0.3%										**5.2%**
2008	$1,131	0.0%	0.7%	1.5%	1.4%	1.0%	0.4%											**5.0%**
2009	$1,345	0.0%	1.2%	1.4%	1.3%	0.5%												**4.3%**
2010	$1,217	0.0%	1.3%	1.4%	0.8%													**3.6%**
2011	$844	0.0%	1.1%	0.7%														**1.8%**
2012	$515	0.0%	0.3%															**0.3%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3][4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	**Total**
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.0%	2.2%	0.0%	0.0%	0.0%	0.0%	0.1%	0.8%	0.0%	0.0%	**4.0%**
1999	$8	0.0%	0.0%	0.0%	0.0%	0.5%	0.4%	0.7%	0.0%	0.3%	1.5%	0.7%	0.1%	0.8%	0.1%	0.0%		**5.1%**
2000	$20	0.0%	0.0%	0.0%	0.4%	0.7%	1.3%	0.8%	1.1%	0.8%	1.3%	0.7%	0.6%	0.4%	0.2%			**8.1%**
2001	$54	0.0%	0.0%	0.1%	0.9%	1.2%	0.5%	1.4%	0.9%	1.9%	1.4%	1.2%	0.9%	0.2%				**10.7%**
2002	$111	0.0%	0.1%	0.1%	1.1%	1.0%	1.7%	1.4%	2.2%	1.4%	1.3%	0.8%	0.1%					**11.2%**
2003	$194	0.0%	0.2%	0.5%	0.8%	1.6%	1.5%	2.4%	1.9%	1.8%	1.2%	0.2%						**12.1%**
2004	$321	0.0%	0.2%	0.2%	1.7%	1.5%	2.5%	2.8%	1.8%	1.3%	0.4%							**12.5%**
2005	$439	0.0%	0.0%	0.4%	2.2%	3.3%	2.9%	2.1%	1.4%	0.4%								**12.8%**
2006	$553	0.0%	0.1%	1.3%	3.1%	3.3%	2.3%	1.6%	0.5%									**12.3%**
2007	$659	0.0%	0.4%	2.8%	4.0%	2.7%	1.7%	0.6%										**12.3%**
2008	$782	0.0%	2.0%	3.8%	3.5%	2.3%	0.7%											**12.4%**
2009	$882	0.0%	3.0%	3.5%	3.3%	1.0%												**10.8%**
2010	$740	0.0%	3.4%	3.6%	1.6%													**8.6%**
2011	$486	0.0%	2.8%	1.6%														**4.4%**
2012	$286	0.1%	0.5%															**0.6%**

Undergraduate/Graduate
(1)
Loans, FICO 740-850
(2)
Undergraduate/Graduate
(1)
Loans, FICO 700-739
(2)
Note: Data as of 12/31/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application.
(3) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles

SallieMae

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3][4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$3	0.0%	0.0%	0.0%	0.0%	0.0%	0.6%	0.6%	0.3%	0.5%	0.3%	2.8%	0.0%	0.5%	0.3%	0.1%	0.3%	**6.2%**
1999	$7	0.0%	0.0%	0.0%	0.5%	1.4%	0.5%	1.3%	0.3%	0.3%	0.1%	0.7%	0.5%	1.3%	0.4%	0.0%		**7.3%**
2000	$14	0.0%	0.0%	0.0%	0.9%	1.4%	1.9%	0.2%	1.0%	0.9%	1.4%	1.4%	0.9%	0.9%	0.0%			**11.0%**
2001	$37	0.0%	0.0%	0.1%	1.3%	2.1%	1.5%	1.9%	1.6%	2.7%	2.9%	2.0%	0.8%	0.1%				**17.0%**
2002	$77	0.0%	0.2%	0.3%	1.6%	1.8%	2.4%	2.4%	3.0%	2.7%	1.5%	1.1%	0.2%					**17.2%**
2003	$134	0.0%	0.1%	0.8%	1.3%	2.8%	2.2%	3.7%	3.3%	2.1%	1.3%	0.3%						**17.9%**
2004	$222	0.0%	0.3%	0.5%	2.9%	2.6%	4.2%	3.8%	2.3%	1.7%	0.5%							**18.8%**
2005	$298	0.0%	0.1%	0.7%	3.8%	5.3%	4.9%	2.7%	1.9%	0.5%								**19.8%**
2006	$402	0.0%	0.2%	2.6%	5.6%	5.6%	3.5%	2.3%	0.6%									**20.4%**
2007	$505	0.0%	0.7%	5.6%	7.4%	4.7%	3.0%	0.8%										**22.1%**
2008	$623	0.0%	3.9%	6.9%	6.3%	3.6%	1.1%											**21.7%**
2009	$663	0.1%	5.7%	6.1%	5.6%	1.5%												**19.0%**
2010	$545	0.0%	6.1%	6.0%	2.7%													**14.8%**
2011	$357	0.0%	4.8%	3.0%														**7.8%**
2012	$201	0.0%	1.1%															**1.2%**

Repayment Year	Disbursed Principal Entering Repayment ($m)	Periodic Defaults by Years in Repayment [3][4]																
		0	1	2	3	4	5	6	7	8	9	10	11	12	13	14	15	Total
1998	$2	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.3%	0.5%	0.9%	0.0%	2.9%	2.3%	1.3%	0.2%	0.0%	0.3%	**8.6%**
1999	$6	0.0%	0.0%	0.0%	0.0%	1.2%	1.3%	2.3%	0.9%	0.3%	2.1%	0.5%	0.3%	0.8%	0.5%	0.1%		**10.3%**
2000	$14	0.0%	0.0%	0.0%	1.3%	2.5%	2.3%	1.4%	1.6%	3.8%	3.0%	1.9%	1.5%	0.7%	0.1%			**20.2%**
2001	$32	0.0%	0.0%	0.1%	2.3%	2.9%	2.0%	3.4%	2.6%	5.2%	3.8%	2.9%	1.1%	0.3%				**26.6%**
2002	$61	0.0%	0.2%	0.4%	2.7%	2.3%	3.9%	3.1%	4.6%	4.2%	2.4%	1.6%	0.3%					**25.6%**
2003	$107	0.0%	0.3%	1.3%	2.1%	4.1%	3.3%	5.4%	4.5%	3.4%	2.1%	0.6%						**27.2%**
2004	$165	0.0%	0.5%	0.5%	4.4%	3.9%	6.5%	5.7%	3.5%	2.3%	0.8%							**28.1%**
2005	$226	0.0%	0.1%	0.9%	5.4%	8.2%	7.0%	3.8%	3.3%	0.8%								**29.4%**
2006	$296	0.0%	0.2%	3.7%	8.2%	7.8%	4.7%	3.4%	0.9%									**28.9%**
2007	$351	0.0%	1.1%	8.0%	9.8%	6.0%	3.8%	1.1%										**29.8%**
2008	$398	0.0%	5.4%	8.5%	8.0%	5.1%	1.4%											**28.5%**
2009	$378	0.0%	8.2%	7.9%	6.9%	1.8%												**24.8%**
2010	$311	0.0%	8.0%	8.1%	3.7%													**19.8%**
2011	$202	0.0%	7.4%	3.8%														**11.2%**
2012	$115	0.0%	1.5%															**1.5%**

Note: Data as of 12/31/12.
(1) Undergraduate/Graduate loans marketed under the Signature Student Loan brand.
(2) FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application.
(3) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(4) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.
Undergraduate/Graduate
(1)
Loans, FICO 670-699
(2)
Undergraduate/Graduate
(1)
Loans, FICO 640-669
(2)
Cohort Default Triangles

Private Consolidation Loans Without Cosigner
Private Consolidation Loans With Cosigner
Note: Data as of 12/31/12.
(1) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(2) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 Total
2006 $249 0.0% 0.1% 0.1% 0.5% 0.6% 0.6% 0.4% 0.0% 2.3%
2007 $675 0.0% 0.0% 0.3% 0.4% 0.6% 0.4% 0.2% 1.8%
2008 $376 0.0% 0.1% 0.4% 0.7% 0.6% 0.4% 2.1%
Periodic Defaults by Years in Repayment
(1),(2)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 Total
2006 $125 0.0% 0.4% 1.0% 1.5% 1.6% 1.5% 1.0% 0.4% 7.3%
2007 $295 0.0% 0.0% 0.9% 1.0% 1.3% 1.0% 0.6% 4.7%
2008 $132 0.0% 0.2% 1.7% 2.1% 1.7% 1.1% 6.7%
Periodic Defaults by Years in Repayment
(1),(2)

Note: Data as of 12/31/12.
(1) FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application.
(2) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.
DTC With Cosigner, FICO 670
(1)
DTC Without Cosigner, FICO 670
(1)
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total
2004 $8 0.0% 0.0% 0.0% 0.0% 0.0% 0.5% 0.1% 0.4% 0.0% 0.0% 1.0%
2005 $65 0.0% 0.1% 0.8% 0.8% 1.4% 2.1% 1.1% 1.0% 0.3% 7.6%
2006 $140 0.0% 0.7% 1.8% 4.4% 4.7% 2.4% 1.9% 0.8% 16.8%
2007 $245 0.0% 0.6% 4.7% 6.2% 4.2% 2.6% 0.9% 19.3%
2008 $369 0.0% 2.9% 5.9% 4.8% 3.5% 1.0% 18.2%
2009 $398 0.0% 3.7% 4.0% 3.8% 1.2% 12.7%
2010 $316 0.0% 3.5% 4.0% 2.5% 10.0%
2011 $193 0.1% 3.6% 2.2% 5.9%
2012 $105 0.0% 1.1% 1.1%
Periodic Defaults by Years in Repayment
(2),(3)
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 Total
2004 $2 0.0% 0.0% 1.7% 1.3% 0.6% 5.5% 2.3% 3.1% 1.3% 0.0% 15.7%
2005 $18 0.0% 1.1% 2.1% 2.6% 4.1% 6.6% 2.8% 1.2% 0.1% 20.6%
2006 $66 0.0% 1.5% 2.7% 6.6% 6.5% 4.0% 2.6% 0.6% 24.4%
2007 $158 0.0% 1.1% 6.0% 8.1% 4.6% 3.6% 1.1% 24.6%
2008 $256 0.0% 3.9% 8.0% 7.2% 4.1% 1.5% 24.7%
2009 $236 0.1% 6.9% 6.2% 6.7% 2.1% 21.9%
2010 $152 0.2% 8.3% 6.8% 4.3% 19.6%
2011 $88 0.2% 7.7% 4.8% 12.7%
2012 $47 0.0% 3.1% 3.1%
Periodic Defaults by Years in Repayment
(2),(3)

70
Note: Data as of 12/31/12.
(1) FICO scores are based on the greater of the borrower and cosigner scores as of a date near the loan application.
(2) Periodic Defaults for the most recent calendar Year in Repayment are for a partial year.
(3) Numerator is the amount of principal in each cohort that defaulted in each Year in Repayment. Denominator is the amount of disbursed principal for that Repayment Year.
Career Training Loans, 670+ FICO
(1)
Cohort Default Triangles
Disbursed Principal
Entering
Repayment Year Repayment ($m) 0 1 2 3 4 5 6 7 8 9 10 Total
2003 $291 0.0% 0.4% 1.4% 1.6% 1.8% 1.4% 1.3% 1.0% 0.8% 0.5% 0.2% 10.5%
2004 $383 0.0% 0.4% 1.5% 2.3% 1.8% 1.8% 1.7% 1.1% 0.8% 0.2% 11.7%
2005 $513 0.0% 0.3% 2.2% 2.2% 2.5% 2.2% 1.5% 1.0% 0.3% 12.1%
2006 $633 0.0% 0.4% 2.5% 3.6% 3.2% 2.2% 1.5% 0.5% 13.9%
2007 $675 0.0% 0.5% 3.5% 3.9% 2.9% 1.8% 0.7% 13.3%
2008 $594 0.0% 0.6% 4.2% 3.5% 2.2% 0.8% 11.3%
2009 $186 0.0% 0.2% 1.9% 1.9% 0.9% 4.9%
2010 $24 0.0% 0.5% 0.9% 0.3% 1.7%
Periodic Defaults by Years in Repayment
(2),(3)

SLM Appendix 71

GAAP to “Core Earnings” Reconciliation

($ in millions, except per share amounts) Quarters Ended Years Ended
December 31, 2012 December 31, 2011 December 31, 2012 December 31, 2011
Dollars Diluted EPS Dollars Diluted EPS Dollars Diluted EPS Dollars Diluted EPS
GAAP net income 348 $          $0.74 511 $          $0.99 939 $          1.90 $     633 $          1.18 $
Adjustment from GAAP to "Core Earnings"
Net impact of derivative accounting (128) (377) 194 540
Net impact of goodwill and acquired intangible assets 14 5 28 24
Total "Core Earnings" Adjustments before net tax effect (114) (372) 222 564
Net tax effect 23 129 (99) (220)
Total "Core Earnings" Adjustments (91) (243) 123 344
"Core Earnings" $257 $0.55 $268 $0.51 $1,062 $2.16 $977 $1.83

Sallie Mae Investor Relations Website
www.salliemae.com/investors

SLM student loan trust data (Debt/asset backed securities – SLM Student Loan
Trusts)
Static pool information – Detailed portfolio stratifications by trust as of the cutoff date
Accrued interest factors
Quarterly distribution factors
Historical trust performance
-
monthly charge-off, delinquency, loan status, CPR, etc. by trust
Since issued CPR – monthly CPR data by trust since issuance
SLM student loan performance by trust – Issue details
Current and historical monthly distribution reports
Distribution factors
Current rates
Prospectus for public transactions and Rule 144A transactions are available through underwriters
Additional information (Webcasts and presentations)
Archived and historical webcasts, transcripts and investor presentations